REGISTRATION RIGHTS AGREEMENT

                               between

                 ALEXANDER & ALEXANDER SERVICES INC.

                                 and

                       THE SELLING SHAREHOLDERS
                         (as defined herein)


                       Dated November 30, 1993

        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated November 30, 1993, between Alexander & Alexander Services Inc., a Maryland Corporation (the "Company"), and the individuals whose names are set forth on the signature pages hereof under the caption "The Selling Shareholders" (individually, a "Selling Shareholder" and, collectively, the "Selling Shareholders").

        1.   Background.  Pursuant to a Sale & Purchase Agreement,
             ----------
  made the 30th day of November 1993 (the "Purchase Agreement"), between the Company and the Selling Shareholders, the Company has, subject to the terms and conditions contained therein, agreed to purchase from the Selling Shareholders each Selling Shareholder's undivided interest (the "Partnership Interests") in the assets of Clay & Partners, a general partnership existing under the laws of England. In consideration of the sale of the Partnership Interests to the Company, the Company has agreed to issue to each Selling Shareholder that number of shares of the Company's Common Stock, $1.00 par value (the "Common Stock"), to be determined pursuant to the Purchase Agreement.

        2.   Definitions.  As used herein, unless the context
             -----------
  otherwise requires, the following terms have the following respective meanings:

        "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

        "Person" means any natural person, corporation, firm, partnership, association, government (or political subdivision thereof), governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

        "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 3 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance; provided, however, that Registration
                              --------  -------
  Expenses shall exclude, and the Selling Holders shall pay, the fees and disbursements of counsel and other advisors to such Selling Holders, underwriters' fees and expenses and underwriting discounts and commissions and transfer taxes in respect of the Shares being registered.

        "Registration Statement" is defined in Section 3.1(a).

        "Shares" means (i) the shares of Common Stock issued to the Selling Shareholders pursuant to the Purchase Agreement and (ii) any shares of Common Stock or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the Shares referred to in (i) above.

        "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

        "Selling Holder" means any Selling Shareholder or other holder of Shares (of whom the Company has been notified in writing pursuant to Section 7) desiring to sell Shares pursuant to the Registration Statement.

        3.   Registration Under Securities Act, etc.
             ---------------------------------------

        3.1. Form S-3 Shelf Registration.
             ---------------------------

             (a)  Obligations of Company.  The Company shall use
                  ----------------------
        its best efforts to effect a registration, pursuant to Rule 415 under the Securities Act, of all of the Shares as soon as practicable (but, in any event, not earlier than the date the Company publicly announces its annual earnings for the year ended December 31, 1993). The registration of the Shares shall be made on the Commission's Form S-3 (the "Registration Statement") effected and maintained in accordance with the procedures set out in this Section 3 and signed by the requisite number of the directors of the Company. Subject to Section 3.2(b), the Company shall maintain the effectiveness of the Registration Statement and continue to perform the obligations set out in this
        Section 3 and any other acts that will facilitate the sale from time to time of securities by the Selling Holders pursuant to the Registration Statement or otherwise until the date which is 90 days after the effective date of the Registration Statement, as such period may be extended pursuant to Section 3.1(j) below.

             (b)  Method of Disposition.  Shares registered
                  ---------------------
        pursuant to the Registration Statement may be sold by the Selling Holders in the manner selected by the Selling Holders in their sole discretion, including, without limitation: (i) in "block" sales to institutional investors or through broker dealers, (ii) in privately negotiated sales directly to institutional or corporate investors not reported on the New York Stock Exchange Composite Tape,
        (iii) through customary brokerage channels or (iv) in an underwritten public offering; provided, however, that the
                                      --------  -------
        Selling Holders shall not be entitled to sell Shares pursuant to the Registration Statement in more than one underwritten public offering or in an underwritten public offering unless the number of Shares to be sold in such underwritten public offering equals or exceeds 400,000; provided, further, however, that an underwritten public
        --------  -------  -------
        offering shall not be deemed to have occurred if the conditions to closing specified in the underwriting agreement entered into in connection with such offering are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

             (c)  Registration of Other Securities.  In the case of
                  --------------------------------
        an underwritten public offering by one or more of the Selling Holders, no securities other than Shares shall be included in such offering, unless (a) the managing underwriter of such offering shall have advised each Selling Holder in writing that the inclusion of such other securities would not adversely affect such offering or (b) if such managing underwriter shall not have advised each Selling Holder in writing that the inclusion of such other securities would not adversely affect such offering, the Selling Holders of not less than 66 2/3% of all Shares to be included in the underwritten public offering pursuant to the Registration Statement shall have consented in writing to the inclusion of such other securities.

             (d)  Inclusion of Information.  The Company agrees to
                  ------------------------
        include in the Registration Statement all information which, in the opinion of counsel to the Selling Holders and counsel to the Company, is reasonably required to be included.

             (e)  Expenses.  The Company will pay all Registration
                  --------
        Expenses in connection with any registration effected pursuant to this Section 3.1.

             (f)  Effective Registration Statement.  The
                  --------------------------------
        registration effected pursuant to this Section 3.1 shall not be deemed to have been effected if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective.

             (g)  Sales from Time to Time.  During the period in
                  -----------------------
        which the Registration Statement shall be effective, the Selling Holders shall give notice to the Company of each proposed selling date and the Company shall use its best efforts to take all actions necessary to permit such sale under the Registration Statement on such date; provided,
                                                       --------
        however, that the Selling Holders shall give written notice
        -------
        to the Company of any proposed underwritten public offering of the Shares under the Registration Statement at least 30 days prior to the date of such underwritten public offering.

             (h)  Selection of Underwriters.  The underwriter or
                  -------------------------
        underwriters of each underwritten public offering of the Shares so to be registered shall be selected by the mutual agreement of the Company and the Selling Holders, the approval of such underwriter or underwriters by either the Company or the Selling Holders not to be unreasonably withheld.

             (i)  Priority in Requested Registration.  If the
                  ----------------------------------
        Shares are to be sold in an underwritten public offering and if the managing underwriter of any underwritten public offering shall advise the Company in writing (with a copy to each Selling Holder of Shares to be included in such offering) that, in its opinion, the number of securities requested to be included in such underwritten offering exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of 66-2/3% of the Shares requested to be included in such offering, the Company will include in such underwritten offering, to the extent of the number which the Company is so advised can be sold in such offering, Shares requested to be included in such offering, pro rata among the Selling Holders requesting such offering on the basis of the number of the Shares of such Selling Holders requested so to be offered.

             (j)  Limitations on Sales of Shares.  The Selling
                  ------------------------------
        Shareholders shall not sell any Shares during the periods described below after receipt of written notice from the Company that in its reasonable judgment, it would not be in the best interests of the Company and its shareholders generally for Shares to be sold pursuant to the Registration Statement (for customary reasons including, but not limited to, such matters as the Company being engaged in active negotiations or planning for a merger or acquisition or disposition transaction or a private or public offering of debt securities or having recently completed such an offering (a "transaction-blackout") or being in possession of material non-public information that, in the reasonable opinion of the Company's counsel, would expose the Company to securities laws liabilities if Shares continued to be sold pursuant to the Registration Statement (an "information blackout")). Each blackout notice shall contain a statement of the reasons for such blackout and an approximation of the delay. Any information blackout will expire on the date which is two business days after the information is disclosed. Any transaction blackout will expire on the date which is two business days after the date the transaction is abandoned, publicly disclosed or completed (whichever occurs first). The Company shall be required to maintain the effectiveness of the Registration Statement for an additional period in respect of any blackout equal to the greater of 15 days and the duration of such blackout.

        3.2. Registration Procedures.  If and whenever the Company
             -----------------------
  is required to use its best efforts to effect the registration of any Shares under the Securities Act as provided in Section 3.1, the Company shall as expeditiously as possible:

             (a) prepare and file with the Commission the Registration Statement, and thereafter use its best efforts to cause the Registration Statement to become effective; provided that the Company shall not be required to cause the Registration Statement to become effective prior to the date specified in Section 3.1(a).

             (b) notify each Selling Holder of the Commission's requests for amending or supplementing the Registration Statement and the prospectus, and prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act as required to permit or facilitate the sale and distribution, from time to time, in accordance with the intended method of disposition selected by the Selling Holders, for the period such Registration Statements must remain in effect pursuant to Section 3(a); provided, however, that in connection with any underwritten
        --------  -------
        public offering commenced during the period referred to in
        Section 3.1(a), the Company shall use its best efforts to maintain the effectiveness of the Registration Statement for such reasonable and customary period of time after the expiration of the period referred to in Section 3.1(a) as the underwriters may request for the limited purpose of completing such underwritten public offering; provided,
                                                      --------
        further, however, that the Selling Holders shall cooperate
        -------  -------
        with the Company in negotiating with the underwriters as short a period of time of continuing effectiveness as is reasonably possible.

             (c) furnish to each Selling Holder, such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as a Selling Holder may reasonably request;

             (d) use its best efforts (i) to register or qualify all of the Shares covered by the Registration Statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Selling Holders shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Selling Holders in accordance with the intended method of disposition, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction.

             (e) use its best efforts to cause all of the Shares to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Selling Holders to consummate the disposition of such Shares;

             (f)  furnish to each Selling Holder a copy of

                  (i)  an opinion of in-house counsel for the
             Company, and

                  (ii) a "comfort" letter addressed to the Company signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such Registration Statement (subject to the consent of such independent public accountants, such consent not to be unreasonably withheld), covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in offerings of securities of the type contemplated by the intended method of disposition selected by the Selling Holders;

             (g) notify each Selling Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any Selling Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

             (h) use its best efforts to list all Shares on any national securities exchange on which shares of the same class and, if applicable, series, covered by the Registration Statement are then listed.

        The Company may require that each Selling Holder furnish the Company such information regarding such Selling Holder and the distribution of the Shares as the Company may from time to time reasonably request in writing.

        Each Selling Holder agrees by acquisition of such Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 3.2, such Selling Holder will forthwith discontinue such Selling Holder's disposition of Shares pursuant to the Registration Statement until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 3.2 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such

  Selling Holder's possession, of the prospectus relating to such Shares current at the time of receipt of such notice.

        3.3. Requested Underwritten Offerings.  If requested by the
             --------------------------------
  underwriters for any underwritten offering by Selling Holders pursuant to the Registration Statement, the Company will use reasonable efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each Selling Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5 hereof. The Selling Holders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Selling Holders shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Selling Holders. A Selling Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder, such Selling Holder's Shares, such Selling Holder's intended method of distribution and any other representations required by law.

        3.4. Preparation; Reasonable Investigation.  In connection
             -------------------------------------
  with the preparation and filing under the Securities Act of the Registration Statement, the Company will give the Selling Holders, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records (to the extent customarily given to underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Selling Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        3.5. Indemnification.
             ---------------

             (a)  Indemnification by the Company.  The Company
                  ------------------------------
        will, and hereby does, indemnify and hold harmless each Selling Holder, its directors, officers, agents and affiliates and each other Person who participates as an underwriter in the offering or sale or such securities and each other Person, if any, who controls such Selling Holder or any such underwriter within the meaning of the Securities Act, against such losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) and expenses (collectively, "Claims") that arise out of or are based
                        ------
        upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse each Selling Holder, director, officer, agent and affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, that the Company shall
                                  --------
        not be liable in any such case to the extent that any such
        Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of a Selling Holder or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to
        --------  -------
        any Person who participates as an underwriter in the offering or sale of Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such Claim arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of any Selling Holder or any such director, officer, agent or affiliate or controlling Person and shall survive the transfer of such securities by such Selling Holder.

             (b)  Indemnification by the Selling Shareholders.
                  -------------------------------------------
        Each Selling Holder will, and hereby does, indemnify and hold harmless the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Selling Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided,
                                                     --------
        however, that the liability of such a Selling Holder under
        -------
        this Section 3.5(b) shall be several and not joint and shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Selling Holder.

             (c)  Notices of Claims, etc.  Promptly after receipt
                  ----------------------
        by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided,
                                                          --------
        however, that the failure of any indemnified party to give
        -------
        notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

             (d)  Contribution.  If the indemnification provided
                  ------------
        for in this Section 3.5 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any Claim, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), in such proportion as is appropriate to reflect the relative fault of the Company and the Selling Holder which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute as provided in this subparagraph
        (d) are several and not joint in proportion to the relative value of their respective Shares covered by the Registration Statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

             (e)  Other Indemnification.  Indemnification and
                  ---------------------
        contribution similar to that specified in the preceding subdivisions of this Section 3.5 (with appropriate modifications) shall be given by the Company and each Selling Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

             (f)  Indemnification Payments.  The indemnification
                  ------------------------
        and contribution required by this Section 3.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

        4.   Form S-3; Rule 144.
             ------------------

             (a) The Company represents and warrants to each Selling Shareholder that as of the date hereof it is eligible to register the Shares on the Commission's Form S-3, and agrees that during the period that the Company is required to maintain the effectiveness of the Registration Statement hereunder it will use its best efforts to maintain such eligibility.

             (b) In order to permit the Selling Holders to sell the Shares, if they so desire, from time to time, after the period that the Company is required to maintain the effectiveness of the Registration Statement hereunder and prior to the expiration of three years from November 30, 1993, pursuant to Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit a Selling Holder to sell securities of the Company to the public without registration ("Resale Rules"), the Company will until three years after November 30, 1993, use its best efforts to:

                  (i) comply with all rules and regulations of the Commission applicable in connection with use of the Resale Rules;

                  (ii) make and keep adequate and current public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof until three years after November 30, 1993;

                  (iii) file with the Commission in a timely manner
             all reports and other documents required of the Company under the Exchange Act;

                  (iv) furnish to any Selling Holder, so long as such Selling Holder owns any Shares, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and any other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Selling Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration; and

                  (v)    take any action as shall be reasonably
             requested by any Selling Holder or which shall otherwise facilitate the sale of securities from time to time by the Holders pursuant to the Resale Rules.

        5.   Nominees for Beneficial Owners.  In the event that any
             ------------------------------
  Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company (accompanied by a written acknowledgement of, and consent to, such election by such nominee), elect to have such nominee treated as the holder of such Shares for purposes of any request or other action by any holder or holders of Shares pursuant to this Agreement or any determination of any number or percentage of shares of Shares held by any holder or holders of Shares contemplated by this Agreement. If the beneficial owner of any Shares so elects to be treated as the holder of such Shares, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Shares.

        6.   Notices.  All notices, requests, demands and other
             -------
  communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by confirmed facsimile transmission or on two business days following consignment (freight prepaid) to a commercial overnight air courier service or seven business days after being mailed, first class with postage prepaid, and:

             (a) if to a Selling Shareholder, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as such Selling Shareholder shall have furnished to the Company in writing;

             (b) if to any other holder of Shares who is entitled to the benefit of this Agreement pursuant to Section 8, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Shares who has furnished an address to the Company; or

             (c) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to each holder of Shares at the time outstanding.

        7.   Assignments.  The rights and obligations of each
             -----------
  Selling Shareholder under this Agreement may be assigned from time to time, in whole or in part, without the consent of the Company to and only to any other Selling Shareholder and any member of such Selling Shareholder's immediate family, if the Company is furnished with a written notice of the name and address of such assignee. Notwithstanding the foregoing, the rights and obligations of each Selling Shareholder under this Agreement may not be assigned at a time at which or to a person to which a transfer of the Shares is not permitted under the Purchase Agreement.

        8.   Binding Agreement.  This Agreement shall be binding
             -----------------
  upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to (i) the Company, its respective successors and assigns, (ii) with respect to the Selling Shareholders, their permitted assigns, and their respective heirs and executors, and (iii) with respect to any other holder of any Shares, its respective successors, heirs, executors or permitted assigns, as the case may be.

        9.   Descriptive Headings.  The descriptive headings of the
             --------------------
  several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

        10.  Governing Law.  This Agreement shall be construed and
             -------------
  enforced in accordance with, and the rights of the parties shall be governed by, the laws of New York.

        11.  Counterparts.  This Agreement may be executed in any
             ------------
  number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date first above written.


  ALEXANDER & ALEXANDER             /s/ A. S. Fishman
  SERVICES INC.                     -----------------------------------
                                    I.S. Aitken, by Alan S. Fishman,
  By: Donald L. Seeley              such Selling Shareholder's
      ---------------------         attorney-in-fact
      Name: Donald L. Seeley
      Title:
                                    /s/ A. S. Fishman
                                    -----------------------------------
                                    S.L. Gooch, by Alan S. Fishman,
  THE SELLING SHAREHOLDERS:         such Selling Shareholder's
                                    attorney-in-fact
  A. S. Fishman
  -------------------------
  A. S. Fishman

  /s/ A. S. Fishman                 G. Booth, by /s/ Alan S. Fishman,
  --------------------------        such Selling Shareholder's
  T.M. Ross, by                     attorney-in-fact
  Alan S. Fishman,
  such Selling Shareholder's
  attorney-in-fact
                                    /s/ A. S. Fishman
                                    -----------------------------------
                                    J.E. Shepley, by Alan S. Fishman,
                                    such Selling Shareholder's
                                    attorney-in-fact


                                    /s/ A. S. Fishman
                                    -----------------------------------
  /s/ A. S. Fishman                 L. Davis, by Alan S. Fishman,
  --------------------------        such Selling Shareholder's
  H. James, by Alan S. Fishman,     attorney-in-fact
  such Selling Shareholder's
  attorney-in-fact
                                    /s/ A. S. Fishman
                                    -----------------------------------
  /s/ A. S. Fishman                 J.P. Woodhouse, by Alan S. Fishman,
  --------------------------        such Selling Shareholder's
  J.R.P. Checkley, by               attorney-in-fact
  Alan S. Fishman, such Selling
  Shareholder's attorney-in-fact
                                    /s/ A. S. Fishman
                                    -----------------------------------
                                    J.D. Fisher, by Alan S. Fishman,
  /s/ A. S. Fishman                 such Selling Shareholder's
  --------------------------        attorney-in-fact
  R.C.W. Strattan, by
  Alan S. Fishman, such Selling
  Shareholder's attorney-in-fact
                                    /s/ A. S. Fishman
                                    -----------------------------------
                                    S.M. Riley, by Alan S. Fishman,
                                    such Selling Shareholder's
  /s/ A. S. Fishman                 attorney-in-fact
  --------------------------
  M. Dyson, by Alan S. Fishman,
  such Selling Shareholder's        /s/ A. S. Fishman
  attorney-in-fact                  -----------------------------------
                                    S.F. Yeo, by Alan S. Fishman,
                                    such Selling Shareholder's
                                    attorney-in-fact
  /s/ A. S. Fishman
  --------------------------
  S.C. Stoye, by
  Alan S. Fishman,                  /s/ A. S. Fishman
  such Selling Shareholder's        -----------------------------------
  attorney-in-fact                  P.R. Lockyer, by
                                    Alan S. Fishman, such Selling
                                    Shareholder's attorney-in-fact


                                    /s/ A. S. Fishman
                                    -----------------------------------
  /s/ A. S. Fishman                 R.S. Thomson, by
  --------------------------        Alan S. Fishman, such Selling

  Shareholder's attorney-in-
  fact


  /s/ A. S. Fishman
  --------------------------
  N.H. Bankhead, by
  Alan S. Fishman, such Selling
  Shareholder's attorney-in-fact


  /s/ A. S. Fishman
  --------------------------
  N. Taylor, by Alan S. Fishman,
  such Selling Shareholder's
  attorney-in-fact